Fair Value Measurements	9 Months Ended
Sep. 30, 2011
Fair Value Disclosures [Abstract]
Fair Value Disclosures [Text Block]
4. Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three tier fair value hierarchy which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

Level 1, defined as observable inputs such as quoted prices for identical instruments in active markets;

Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

The Company's embedded derivative liability and liability for reclassified equity contracts were measured using significant unobservable (Level 3) inputs. There were no assets measured at fair value using unobservable inputs either as of or during the nine months ended September 30, 2011 or as of or during the nine months ended September 30, 2010. There were no liabilities measured at fair value using unobservable inputs as of or during the nine months ended September 30, 2010.

As a result of the Company entering into convertible promissory notes and issuing warrants to purchase common stock, the Company's total potential outstanding common stock exceeded the Company’s authorized shares by approximately 61.0 million shares as of September 30, 2011, as also discussed in Note 7.  As a result the Company is currently required to value a  number of shares equal to the excess (61.0 million) issuable on exercise of warrants and options and on conversion of convertible notes and recognize the value as a liability.  Once an increase in the number of authorized shares sufficient to cover the excess has been approved by stockholders, the liability will be remeasured, with changes in value included in other income/(expense), and then reclassified to additional paid-in capital. The Company intends to obtain authorization of an increase during the quarter ending December 31, 2011.

At June 30, 2011, the Company valued 53.5 million shares potentially in excess of the authorized shares at that date and recognized a liability of $19,991,000.  These same shares were revalued at September 30, 2011 based on the closing stock price on September 30, 2011 with a resultant decrease in value of $8,875,000. The liability was correspondingly decreased by $8,875,000 with an offsetting change being included in income. The additional 7.5 million shares required to cover the total of 61.0 million potential excess shares at September 30, 2011 were valued at $5,446,000 and that amount was recognized as a liability at September 30, 2011. The total fair value of the shares potentially issuable in excess of the authorized shares at September 30, 2011 totaled approximately $16,562,000 and was recognized as a liability on September 30, 2011. Once an increase in the number of authorized shares sufficient to cover the excess has been approved by stockholders, the liability will be remeasured, with changes in value included in other income/ (expense), and then reclassified to additional paid-in capital.
The following table represents the activity for the Company’s liability for reclassified equity contracts for the period ended September 30, 2011:

Liability for reclassified equity contracts
Balance , January 1, 2011	$-
Liabilities reclassified at inception	23,975,000
Change in value of liabilities reclassified	(7,413,000)
Balance, September 30, 2011	$16,562,000

In the third and fourth quarters of 2010 the Company entered into loan agreements and issued warrants in connection with other loans.  The terms of the loan agreement and warrants allowed for the conversion price for the loan and the warrants’ strike price to be adjusted downwards (but no additional warrants will be issued) in the event that stock or warrants were issued at a lower price or with a lower strike price during that 12 month period (“down round price protection”).  As a result the warrants must be valued as of their issuance date with the value being recognized as a derivative liability on the balance sheet and revalued at the end of each reporting period with the net change in the value during that reporting period being charged against income as a derivative gain or (loss).  At the end of the 12 month adjustment period the final value of the warrants is charged against additional paid-in capital.

The Company recognizes embedded derivative liabilities at their respective fair values at inception and on each reporting date. The Company measures fair value using a binomial model adjusted for the probability of issuance using a Monte Carlo simulation. Changes in fair value are recorded in “Derivative valuation gain (loss)” in the consolidated statement of operations. Key assumptions for determining fair values included volatility of 123% and risk-free interest rate of 0.3%.

As of January 1, 2011, the embedded derivative liability related to certain loan agreements and warrants issued in September and October 2010 with down round price protection amounted to $839,000. During the quarter ended March 31, 2011 the principal outstanding under one agreement was converted into stock and the residual embedded derivative liability of $169,000 was reclassified to stockholders equity.  During the quarter ended September 30, 2011 the down round protection related to certain warrants issued in September 2010 expired and the residual embedded derivative liability of $212,000 was reclassified to stockholders equity.  The derivative liability associated with the conversion feature in the May 31, 2011 $3,000,000 note from Whitebox Advisors and its affiliates was initially recorded in the consolidated balance sheet upon issuance as of May 31, 2011 at a fair value of $1,389,000. On September 30, 2011 the embedded derivative liabilities were revalued based on the closing price of the Company’s stock resulting in a decrease in the fair value of the derivative liability of $29,000 for the period ended September 30, 2011.

The following table represents the activity for the Company’s embedded derivative liability for the period ended September 30, 2011:
Embedded Derivative Liability
Balance , January 1, 2011	$839,000
Reclassification to stockholders' equity	(381,000)
Embedded derivative liability recognized	1,389,000
Net change in fair value of embedded derivative liabilities	(29,000)
Balance, September 30, 2011	$1,818,000